Deutsche Bank 24th Annual Leveraged Finance Conference September 27, 2016 Presenter: William M. Lowe, Jr. EVP & Chief Financial Officer

Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates, and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words, and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause the actual outcomes and results to differ materially from those expressed in, or implied by, these forward- looking statements include, but are not necessarily limited to the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate; (ii) continued net losses could impact our ability to realize current operating plans and could materially adversely affect our liquidity and our ability to continue to operate; (iii) adverse economic conditions could cause the write down of long-lived assets or goodwill; (iv) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased materials; (v) changes in the competitive environment; (vi) uncertainty of the timing of customer product qualifications in heavily regulated industries; (vii) economic, political, or regulatory changes in the countries in which we operate; (viii) difficulties, delays or unexpected costs in completing the restructuring plans; (ix) equity method investment in NEC TOKIN exposes us to a variety of risks; (x) possible acquisition of NEC TOKIN may not achieve all of the anticipated results; (xi) acquisitions and other strategic transactions expose us to a variety of risks; (xii) our business could be negatively impacted by increased regulatory scrutiny and litigation; (xiii) inability to attract, train and retain effective employees and management; (xiv) inability to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xv) exposure to claims alleging product defects; (xvi) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xvii) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xviii) volatility of financial and credit markets affecting our access to capital; (xix) the need to reduce the total costs of our products to remain competitive; (xx) potential limitation on the use of net operating losses to offset possible future taxable income; (xxi) restrictions in our debt agreements that limit our flexibility in operating our business; (xxii) failure of our information technology systems to function properly or our failure to control unauthorized access to our systems may cause business disruptions; (xxiii) additional exercise of the warrant by K Equity which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions; and (xxiv) fluctuation in distributor sales could adversely affect our results of operations. 2

A global company – A historic brand Simpsonville Ciudad Victoria, Monterrey (2) & Matamoros (2), Mexico Evora, Portugal Pontecchio, Italy Landsberg, Germany Kyustendil, Bulgaria Anting-Shanghai, China Carson City, NV Batam, Indonesia Chicago Suomussalmi, Finland Granna & Farjestaden, Sweden Suzhou, China (2) Skopje, Macedonia Founded in 1919 18 Manufacturing Plants 9,200 Employees EASY TO BUY FROM 1,145 Components shipped per second Weymouth, UK

Military & Aerospace Medical Industrial Computer Automotive Consumer Segments where we play

Military & Aerospace Medical Industrial Computer Automotive Consumer Segments where we play

Automotive Electronics

KEMET’s Automotive Capabilities

Automotive Electronics Which of our parts are used? Aluminum Capacitors EMI Devices Film Capacitors Ceramic Capacitors Tantalum Capacitors

Where are our parts used? Drivetrain example Fuel Pump Speed Sensor Rectifier Inverter Motor Drive ERS TCU Power Steering Throttle Sensor O2 Sensor Direct Injection Traction Control ECU

Where are our parts used? Safety example Power Window Backup Backup Camera TPMS Air Bags Steering Torque Control Crash Avoidance / Lane Detection Adaptive Headlights

Where are our parts used? Infotainment example Infotainment Module Cluster CAN Controller Body Control Module

Next 10 years Major Drivers “More Personal” Smartphone, TVs, Medical, Consumer Devices, PCs “Big Data” Servers, Communication, Medical Infrastructure “Energy Efficiency” Automotive, Industrial, Consumer

13 What Comes Next? Intelligent Assistance 5 ni.com The Industrial Internet of Things Image Recognition Augmented & Virtual Reality Internet of Things 13

14 • GaN (Gallium Nitride) • SiC (Silicon Carbide) Computer Assisted Health Care Autonomous Vehicles New Semiconductor Technologies Autonomous Drones What Comes Next? 14

15 = KEMET parts Augmented & Virtual Reality 31% 2015-2020 CAAGR 15

= KEMET parts Wearable Devices tied to Internet of Things 30% 2015-2020 CAAGR 16

= KEMET parts Autonomous Drones 151% 2015-2020 CAAGR 17

Aluminum Capacitors EMI Devices Film Capacitors Tantalum Capacitors New technologies drive passive component industry volume growth, capacity utilization, price stabilization and increased profitability Ceramic Capacitors

Summary Financial Information

FY16 Q1 & FY17 Q1 Comparison U.S. GAAP (Unaudited) Margin trends continue to improve Quarter Ended ($ in millions) Jun 2015 Jun 2016 Net Sales 187.6$ 184.9$ Cost of sales 147.9 142.4 Gross Margin 39.7 42.5 % Margin 21.2% 23.0% SG&A Expenses 30.4 25.9 Operating Income 1.2 8.9 % Margin 0.6% 4.8% Net Income (Loss) (37.1)$ (12.2)$ 20

FY16 Q1 & FY17 Q1 Comparison Non-GAAP (Unaudited) Quarter Ended ($ in millions) Jun 2015 Jun 2016 Net Sales 187.6$ 184.9$ Adjusted Gross Margin 40.3 43.2 % Margin 21.5% 23.4% Adjusted SG&A Expenses 24.0 22.0 A justed Operating Income 10.1 14.4 % Margin 5.4% 7.8% Adjusted Net Income 0.7$ 3.3$ Adjusted EBITDA 20.2$ 24.3$ % Margin 10.8% 13.1% 21

Sales Summary – FY2017 Q1 (Unaudited) 22

Cost Rationalization Drives Margin Improvement U.S. GAAP (Unaudited) 1.9% 2.7% 3.0% 3.3% 3.3% 4.4% 5.5% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Dec 2014 Mar 2015 Jun 2015 Sep 2015 Dec 2015 Mar 2016 Jun 2016 LTM Operating Income Margins 23

11.2% 11.1% 11.5% 11.8% 11.6% 12.4% 13.0% 10.0% 10.5% 11.0% 11.5% 12.0% 12.5% 13.0% 13.5% Dec 2014 Mar 2015 Jun 2015 Sep 2015 Dec 2015 Mar 2016 Jun 2016 LTM Adjusted EBITDA Margins Cost Rationalization Drives Margin Improvement Non-GAAP (Unaudited) 24

Quarterly Financial Summary Non-GAAP (Unaudited) $201 $194 $188 $186 $177 $184 $185 $- $50 $100 $150 $200 $250 Dec 2014 Mar 2015 Jun 2015 Sep 2015 Dec 2015 Mar 2016 Jun 2016 Revenue $28 $18 $20 $24 $24 $23 $24 $- $5 $10 $15 $20 $25 $30 Dec 2014 Mar 2015 Jun 2015 Sep 2015 Dec 2015 Mar 2016 Jun 2016 Adjusted EBITDA 25

Revenue and Adjusted EBITDA Margins Adjusted EBITDA Capital Expenditures (Adjusted EBITDA – CapEx) CAPEX As a % of Revenue 3.9% 2.7% 2.8% Note: Amounts shown remove effects of machining business $ In millions $ In millions $ In millions $ In millions $834 $823 $735 8.5% 11.1% 12.4% $0 $200 $400 $600 $800 $1,000 FY 2014 FY 2015 FY 2016 $71 $92 $91 $0 $50 $100 $150 FY 2014 FY 2015 FY 2016 $39 $70 $71 $0 $20 $40 $60 $80 FY 2014 FY 2015 FY 2016 $32 $22 $20 $0 $5 $10 $15 $20 $25 $30 $35 FY 2014 FY 2015 FY 2016 Annual Financial Summary Non-GAAP (Unaudited) 26

(1) Includes $1.8M of restricted cash for Jun 2015 and $0.0M for Mar 2016 and Jun 2016 (2) Calculated as accounts receivable, net, plus inventories, net, less accounts payable (3) Current quarter’s accounts receivable divided by annualized current quarter’s net sales multiplied by 365 (4) Current quarter’s accounts payable divided by annualized current quarter’s cost of goods sold multiplied by 365 (Amounts in millions, except DSO and DPO) Jun 2015 Mar 2016 Jun 2016 Cash and cash equivalents (1) $ 32.9 $ 65.0 $ 52.9 Capital expenditures $ 5.8 $ 6.3 $ 6.2 Short-term debt $ 6.0 $ 2.0 $ - Long-term debt 388.0 386.9 386.9 Debt premium and issuance costs (1.5) (1.1) (0.9) Total debt $ 392.5 $ 387.8 $ 386.0 Net working capital (2) $ 202.7 $ 191.1 $ 190.2 Days in receivables (DSO) (3) 47 46 44 Days in payables (DPO) (4) 48 46 43 27 Financial Highlights (Unaudited)

Financial Trends Cash and Cash Equivalents (Unaudited) (in millions) $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 Q1 Q2 Q3 Q4 FY2016 FY2017 * FY2017 Q2 through Q4 cash balances reflect the Company’s most recent estimates and exclude any impact of additional debt repurchases authorized by the Board. Actual operating results may vary. * 28

NEC TOKIN Acquisition Update  Since the beginning of the equity investment KEMET have had the intention of acquiring the remaining interest for a 100% stake.  Beginning in March 2014, NT was notified that it was being investigated by numerous government authorities for alleged antitrust violations dating back as early as 2002. The uncertain impact of the investigations and related civil litigation on NT’s financial results has caused a delay in KEMET’s completion of the NT acquisition.  Recent NT settlements with regulators and class-action plaintiffs have provided clarity and removed significant obstacles to the completion of the transaction. Several jurisdictions have yet to provide their conclusions.  KEMET and NEC remain in discussion concerning the terms of the acquisition. It is anticipated that the final structure and mechanics of this transaction will be announced with the completion of a definitive agreement. It may vary from the existing agreement between the parties. Current expectation remains a closing by the end of KEMET’s current fiscal year. 29

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Appendix

Adjusted Gross Margin Non-GAAP (Unaudited) (Amounts in thousands, except percentages) Jun 2015 Jun 2016 Net Sales $ 187,590 $ 184,935 Gross margin $ 39,713 $ 42,523 Gross margin as a percentage of net sales 21.2% 23.0% Adjustments: Plant start-up costs 195 308 Stock-based compensation expense 413 384 Adjusted gross margin $ 40,321 $ 43,215 Adjusted gross margin as a percentage of net sales 21.5% 23.4% Quarter Ended 32

Adjusted Selling, General, and Administrative Expenses Non-GAAP (Unaudited) (Amounts in thousands, except percentages) Jun 2015 Jun 2016 Net Sales $ 187,590 $ 184,935 Selling, general, and administrative expenses $ 30,430 $ 25,914 Selling, general, and administrative expenses as a percentage of net sales 16.2% 14.0% Adjustments: ERP integration costs / IT transition costs 4,369 1,768 Stock-based compensation expense 843 785 Legal expenses related to antitrust class actions 718 1,175 NEC TOKIN investment-related expenses 224 206 Pension plan adjustment 312 - Adjusted selling, general, and administrative expenses $ 23,964 $ 21,980 Adjusted selling, general, and administrative expenses as a percentage of net sales 12.8% 11.9% Quarter Ended 33 33

Adjusted Operating Income Non-GAAP (Unaudited) (Amounts in thousands, except percentages) Jun 2015 Jun 2016 Net Sales $ 187,590 $ 184,935 Operating income $ 1,243 $ 8,898 Operating income as a percentage of net sales 0.7% 4.8% Adjustments: ERP integration costs / IT transition costs 4,369 1,768 Stock-based compensation expense 1,279 1,228 Restructuring charges 1,824 688 Legal expenses related to antitrust class actions 718 1,175 NEC TOKIN investment-related expenses 224 206 Plant start-up costs 195 308 Net (gain) loss on sales and disposals of assets (58) 91 Pension plan adjustment 312 - Adjusted operating income $ 10,106 $ 14,362 Adjusted operating income as a percentage of net sales 5.4% 7.8% Quarter Ended 34

(Amounts in thousands, except percentages) Jun 2015 Jun 2016 Net Sales $ 187,591 $ 184,935 Net income (loss) $ (37,050) $ (12,205) Net income (loss) as a percentage of net sales -19.8% -6.6% Adjustments: Change in value of NEC TOKIN options 29,200 12,000 Equity (gain) loss from NEC TOKIN (1,585) (223) Restructuring charges 1,824 688 ERP integration costs / IT transition costs 4,369 1,768 Stock-based compensation expense 1,279 1,228 Legal expenses related to antitrust class actions 718 1,175 Net foreign exchange (gain) loss 1,049 (1,920) NEC TOKIN investment-related expenses 224 206 Plant start-up costs 195 308 Amortization included in interest expense 220 190 Net (gain) loss on sales and disposals of assets (58) 91 Pension plan adjustment 312 - Income tax effect of Non-GAAP adjustments (37) - Adjusted net income $ 660 $ 3,306 Adjusted net income as a percentage of net sales 0.4% 1.8% Adjusted net income per share - basic $ 0.01 $ 0.07 Adjusted net income per share - diluted $ 0.01 $ 0.06 Weighted avg. shares - basic 45,552 46,349 Weighted avg. shares - diluted 52,276 52,097 Quarter Ended Adjusted Net Income Non-GAAP (Unaudited) 35

Adjusted EBITDA Reconciliation
Non-GAAP (Unaudited)

Electronic Components
KEMET
CHARGED.

(Amounts in thousands, except percentages)	Quarter Ended Mar 2014	Quarter Ended Jun 2014	Quarter Ended Sep 2014	Quarter Ended Dec 2014	LTM Dec 2014
Net Sales	$ 215,821	$ 212,881	$ 215,293	$ 201,310	$ 845,305
Net income (loss)	(14,447)	(3,540)	6,330	2,914	(8,743)
Income tax expense (benefit)	(2,811)	1,282	2,583	1,359	2,413
Interest expense, net	10,658	10,453	10,284	9,933	41,328
Depreciation and amortization	12,175	10,797	10,177	9,720	42,869
EBITDA	5,575	18,992	29,374	23,926	77,867
Excluding the following items (Non-GAAP):					
Change in value of NEC TOKIN options	(1,777)	(4,100)	(6,600)	(2,500)	(14,977)
Equity (gain) loss from NEC TOKIN	4,127	1,675	(232)	(1,367)	4,203
Restructuring charges	5,954	1,830	1,687	6,063	15,534
ERP integration costs / IT transition costs	837	895	409	671	2,812
Stock-based compensation expense	579	994	958	1,232	3,763
Legal expenses related to antitrust class actions	-	-	-	409	409
Net foreign exchange (gain) loss	(449)	527	(1,351)	(1,257)	(2,530)
NEC TOKIN investment-related expenses	618	580	487	485	2,170
Plant start-up costs	669	1,647	1,114	1,144	4,574
Plant shut-down costs	2,668	889	-	-	3,557
Net (gain) loss on sales and disposals of assets	(39)	365	(550)	(574)	(798)
(Income) loss from discontinued operations	(103)	(6,943)	1,400	164	(5,482)
(Gain) loss on early extinguishment of debt	-	-	-	(1,003)	(1,003)
Professional fees related to financing activities	-	-	-	1,142	1,142
Inventory revaluation	-	2,676	(821)	(927)	928
Write down of long-lived assets	1,118	-	-	-	1,118
Infrastructure tax	1,079	-	-	-	1,079
Adjusted EBITDA	$ 20,856	$ 20,027	$ 25,875	$ 27,608	$ 94,366
Adjusted EBITDA Margin	*9.7%*	*9.4%*	*12.0%*	*13.7%*	*11.2%*

36

Adjusted EBITDA Reconciliation
Non-GAAP (Unaudited)

Electronic Components KEMET CHARGED.

(Amounts in thousands, except percentages)	Quarter Ended Sep 2014	Dec 2014	Mar 2015	Jun 2015	LTM Jun 2015
Net Sales	**$ 215,293**	**$ 201,310**	**$ 193,708**	**$ 187,590**	**$ 797,901**
Net income (loss)	6,330	2,914	(19,847)	(37,050)	(47,653)
Income tax expense (benefit)	2,583	1,359	3	(248)	3,697
Interest expense, net	10,284	9,933	10,016	10,010	40,243
Depreciation and amortization	10,177	9,720	10,074	9,917	39,888
EBITDA	29,374	23,926	246	(17,371)	36,175
Excluding the following items (Non-GAAP):					
Change in value of NEC TOKIN options	(6,600)	(2,500)	11,100	29,200	31,200
Equity (gain) loss from NEC TOKIN	(232)	(1,367)	2,093	(1,585)	(1,091)
Restructuring charges	1,687	6,063	3,437	1,824	13,011
ERP integration costs / IT transition costs	409	671	1,273	4,369	6,722
Stock-based compensation expense	958	1,232	1,328	1,279	4,797
Legal expenses related to antitrust class actions	-	409	435	718	1,562
Net foreign exchange (gain) loss	(1,351)	(1,257)	(2,168)	1,049	(3,727)
NEC TOKIN investment-related expenses	487	485	226	224	1,422
Plant start-up costs	1,114	1,144	651	195	3,104
Net (gain) loss on sales and disposals of assets	(550)	(574)	538	(58)	(644)
Pension plan adjustment	-	-	-	312	312
(Income) loss from discontinued operations	1,400	164	-	-	1,564
(Gain) loss on early extinguishment of debt	-	(1,003)	-	-	(1,003)
Professional fees related to financing activities	-	1,142	-	-	1,142
Inventory revaluation	(821)	(927)	(928)	-	(2,676)
Adjusted EBITDA	**$ 25,875**	**$ 27,608**	**$ 18,231**	**$ 20,156**	**$ 91,870**
Adjusted EBITDA Margin	*12.0%*	*13.7%*	*9.4%*	*10.7%*	*11.5%*

37

Adjusted EBITDA Reconciliation

Non-GAAP (Unaudited)

Electronic Components KEMET CHARGED.

(Amounts in thousands, except percentages)	Quarter Ended Dec 2014	Mar 2015	Jun 2015	Sep 2015	LTM Sep 2015
Net Sales	**$ 201,310**	**$ 193,708**	**$ 187,590**	**$ 186,123**	**$ 768,731**
Net income (loss)	2,914	(19,847)	(37,050)	7,194	(46,789)
Income tax expense (benefit)	1,359	3	(248)	1,438	2,552
Interest expense, net	9,933	10,016	10,010	9,808	39,767
Depreciation and amortization	9,720	10,074	9,917	9,265	38,976
EBITDA	23,926	246	(17,371)	27,705	34,506
Excluding the following items (Non-GAAP):					
Change in value of NEC TOKIN options	(2,500)	11,100	29,200	(2,200)	35,600
Equity (gain) loss from NEC TOKIN	(1,367)	2,093	(1,585)	(162)	(1,021)
Restructuring charges	6,063	3,437	1,824	23	11,347
ERP integration costs / IT transition costs	671	1,273	4,369	282	6,595
Stock-based compensation expense	1,232	1,328	1,279	1,328	5,167
Legal expenses related to antitrust class actions	409	435	718	541	2,103
Net foreign exchange (gain) loss	(1,257)	(2,168)	1,049	(3,171)	(5,547)
NEC TOKIN investment-related expenses	485	226	224	186	1,121
Plant start-up costs	1,144	651	195	187	2,177
Net (gain) loss on sales and disposals of assets	(574)	538	(58)	(304)	(398)
Pension plan adjustment	-	-	312	-	312
(Income) loss from discontinued operations	164	-	-	-	164
(Gain) loss on early extinguishment of debt	(1,003)	-	-	-	(1,003)
Professional fees related to financing activities	1,142	-	-	-	1,142
Inventory revaluation	(927)	(928)	-	-	(1,855)
Adjusted EBITDA	**$ 27,608**	**$ 18,231**	**$ 20,156**	**$ 24,415**	**$ 90,410**
Adjusted EBITDA Margin	*13.7%*	*9.4%*	*10.7%*	*13.1%*	*11.8%*

38

Adjusted EBITDA Reconciliation

Non-GAAP (Unaudited)

Electronic Components KEMET CHARGED.

(Amounts in thousands, except percentages)	Quarter Ended Mar 2015	Jun 2015	Sep 2015	Dec 2015	LTM Dec 2015
Net Sales	$ 193,708	$ 187,590	$ 186,123	$ 177,184	$ 744,605
Net income (loss)	(19,847)	(37,050)	7,194	(8,600)	(58,303)
Income tax expense (benefit)	3	(248)	1,438	2,760	3,953
Interest expense, net	10,016	10,010	9,808	9,848	39,682
Depreciation and amortization	10,074	9,917	9,265	9,674	38,930
EBITDA	246	(17,371)	27,705	13,682	24,262
Excluding the following items (Non-GAAP):					
Change in value of NEC TOKIN options	11,100	29,200	(2,200)	(700)	37,400
Equity (gain) loss from NEC TOKIN	2,093	(1,585)	(162)	6,505	6,851
Restructuring charges	3,437	1,824	23	1,714	6,998
ERP integration costs / IT transition costs	1,273	4,369	282	167	6,091
Stock-based compensation expense	1,328	1,279	1,328	1,154	5,089
Legal expenses related to antitrust class actions	435	718	541	1,300	2,994
Net foreign exchange (gain) loss	(2,168)	1,049	(3,171)	(1,036)	(5,326)
NEC TOKIN investment-related expenses	226	224	186	225	861
Plant start-up costs	651	195	187	160	1,193
Plant shut-down costs	-	-	-	231	231
Net (gain) loss on sales and disposals of assets	538	(58)	(304)	129	305
Pension plan adjustment	-	312	-	-	312
Inventory revaluation	(928)	-	-	-	(928)
Adjusted EBITDA	$ 18,231	$ 20,156	$ 24,415	$ 23,531	$ 86,333
Adjusted EBITDA Margin	*9.4%*	*10.7%*	*13.1%*	*13.3%*	*11.6%*

39

Adjusted EBITDA Reconciliation

Non-GAAP (Unaudited)

(Amounts in thousands, except percentages)	Quarter Ended Sep 2015	Dec 2015	Mar 2016	Jun 2016	LTM Jun 2016
Net Sales	$ 186,123	$ 177,184	$ 183,926	$ 184,935	$ 732,168
Net income (loss)	7,194	(8,600)	(15,173)	(12,205)	(28,784)
Income tax expense (benefit)	1,438	2,760	2,056	1,800	8,054
Interest expense, net	9,808	9,848	9,925	9,920	39,501
Depreciation and amortization	9,265	9,674	10,160	9,436	38,535
EBITDA	27,705	13,682	6,968	8,951	57,306
Excluding the following items (Non-GAAP):					
Change in value of NEC TOKIN options	(2,200)	(700)	-	12,000	9,100
Equity (gain) loss from NEC TOKIN	(162)	6,505	11,648	(223)	17,768
Restructuring charges	23	1,714	617	688	3,042
ERP integration costs / IT transition costs	282	167	859	1,768	3,076
Stock-based compensation expense	1,328	1,154	1,013	1,228	4,723
Legal expenses related to antitrust class actions	541	1,300	482	1,175	3,498
Net foreign exchange (gain) loss	(3,171)	(1,036)	122	(1,920)	(6,005)
NEC TOKIN investment-related expenses	186	225	265	206	882
Plant start-up costs	187	160	319	308	974
Plant shut-down costs	-	231	141	-	372
Net (gain) loss on sales and disposals of assets	(304)	129	608	91	524
Adjusted EBITDA	$ 24,415	$ 23,531	$ 23,042	$ 24,272	$ 95,260
Adjusted EBITDA Margin	*13.1%*	*13.3%*	*12.5%*	*13.1%*	*13.0%*

40

Adjusted EBITDA Reconciliation

Non-GAAP (Unaudited)

Electronic Components KEMET CHARGED.

(Amounts in thousands, except percentages)		Fiscal Year 2014		Fiscal Year 2015		Fiscal Year 2016
Net Sales	$	**833,666**	$	**823,192**	$	**734,823**
Net income (loss)		(68,503)		(14,143)		(53,629)
Income tax expense (benefit)		1,482		5,227		6,006
Interest expense, net		40,767		40,686		39,591
Depreciation and amortization		49,527		40,768		39,016
EBITDA		23,273		72,538		30,984
Excluding the following items (Non-GAAP):						
Change in value of NEC TOKIN options		(3,111)		(2,100)		26,300
Equity (gain) loss from NEC TOKIN		7,090		2,169		16,406
Restructuring charges		14,122		13,017		4,178
ERP integration costs / IT transition costs		3,880		3,248		5,677
Stock-based compensation expense		2,909		4,512		4,774
Legal expenses related to antitrust class actions		-		844		3,041
Net foreign exchange (gain) loss		(304)		(4,249)		(3,036)
NEC TOKIN investment-related expenses		2,299		1,778		900
Plant start-up costs		3,336		4,556		861
Plant shut-down costs		2,668		889		372
Net (gain) loss on sales and disposals of assets		32		(221)		375
Pension plan adjustment		-		-		312
(Income) loss from discontinued operations		3,634		(5,379)		-
(Gain) loss on early extinguishment of debt		-		(1,003)		-
Professional fees related to financing activities		-		1,142		-
Write down of long-lived assets		4,476		-		-
Inventory write-downs		3,886		-		-
Long-term receivable write down		1,444		-		-
Infrastructure tax		1,079		-		-
Adjusted EBITDA	$	**70,713**	$	**91,741**	$	**91,144**
Adjusted EBITDA Margin		*8.5%*		*11.1%*		*12.4%*

41

Non-GAAP Financial Measures Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors for the reasons described below. Adjusted gross margin Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. We use Adjusted gross margin to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with U.S. GAAP. Adjusted selling, general, and administrative expenses Adjusted selling, general, and administrative expenses represents selling, general, and administrative expenses excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. We use Adjusted selling, general, and administrative expenses to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The company believes that Adjusted selling, general, and administrative expenses is useful to investors because it proves a supplemental way to understand the underlying operating performance of the Company. Adjusted selling, general, and administrative expenses should not be considered as an alternative to selling, general, and administrative expenses or any other performance measure derived in accordance with U.S. GAAP. Adjusted operating income Adjusted operating income represents operating income, excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. We use Adjusted operating income to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted operating income is useful to investors to provide a supplemental way to understand our underlying operating performance and monitor and understand changes in our ability to generate income from ongoing business operations. Adjusted operating income should not be considered as an alternative to operating income or any other performance measure derived in accordance with U.S. GAAP. 42

Adjusted net income and Adjusted EPS Adjusted net income and Adjusted EPS represents net income (loss) and EPS, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. We use Adjusted net income and Adjusted EPS to evaluate our operating performance by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted net income and Adjusted EPS are useful to investors because it provides a supplemental way to understand our underlying operating performance and allows investors to monitor and understand changes in our ability to generate income from ongoing business operations. Adjusted net income and Adjusted EPS should not be considered as alternatives to net income (loss), EPS, operating income (loss), or any other performance measures derived in accordance with U.S. GAAP. Adjusted EBITDA Adjusted EBITDA represents net income (loss) before income tax expense (benefit), interest expense, net, and depreciation and amortization expense, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in our industry. Adjusted EBITDA is also used as a measure to determine incentive compensation. We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; and depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations. In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments. Adjusted EBITDA is not a measurement of our financial performance under U.S. GAAP and should not be considered as an alternative to net income (loss), operating income (loss), or any other performance measures derived in accordance with U.S. GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity. Non-GAAP Financial Measures Continued 43

Non-GAAP Financial Measures Continued Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under U.S. GAAP. Some of these limitations are: • it does not reflect our cash expenditures, future requirements for capital expenditures, or contractual commitments; • it does not reflect changes in, or cash requirements for, our working capital needs; • it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt; • although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; • it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; • it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; • it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and • other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. You should compensate for these limitations by relying primarily on our U.S. GAAP results and using Adjusted EBITDA as supplementary information. 44